Earnings per share	12 Months Ended
Dec. 31, 2019
Earnings per share
Earnings per share

29       Earnings per share

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the Group by the weighted average number of shares resulting from the Conversion, the Reverse Stock Split and the Initial Public Offering, which were implemented in three stages:

-  Stage 1: Conversion that implies an increase to 1,500,000,000 common shares as explained in Note 1.

-  Stage 2: Reverse stock split from 1-to-10.12709504 approved by the shareholder on January 19, 2018 that implies a reduction of the outstanding common shares from 1,500,000,000 to 148,117,500 common shares. The nominal value of USD 1 of each common share has not changed because of the Reverse Stock Split, which become effective as of the date of its approval.

-  Stage 3: Issuance of 11,904,762 common shares in the Initial Public Offering on February 2, 2018.

The Conversion and the Reverse Stock Split has been given a retrospective effect.

The following tables shows the net income and the number of shares that have been used for the calculation of the basic earnings per share total of continuing operations:

	2019	2018	2017
Income attributable to equity holders of the Group	9,099	7,125	63,491
Weighted average number of shares (thousands)	160,022	158,848	148,118
Basic income per share of the year	0.06	0.04	0.43

As of the date of the issuance of these consolidated financial statements, there are no CAAP instruments outstanding that imply the existence of potential ordinary shares. Thus the basic net income per share matches the diluted net income per share.